PRINCIPAL EUROPEAN EQUITY FUND, INC.
                       PRINCIPAL PACIFIC BASIN FUND, INC.

This Prospectus describes mutual funds organized by Principal Life Insurance Company which are included in the Principal Mutual Funds. The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. The Principal European Equity Fund and Principal Pacific Basin Fund ("Funds") are international growth-oriented funds. Only the Principal Principal European Equity Fund and Principal Pacific Basin Fund are offered through this prospectus. You may obtain a prospectus for our other Funds at no cost by calling us at 1-800-247-4123. The prospectus is also available on our website at: www.principal.com/funds.

Three classes of Fund shares are available through this Prospectus:
o Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase;
o Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase; and
o Class C shares are sold without a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within one year of purchase.

NOTE: Investments in the Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by the Fund, the Manager or the Sub-Advisor.

                   The date of this Prospectus is May 1, 2000.

Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.





                                TABLE OF CONTENTS

Fund Descriptions..........................................................    4
     International Growth-Oriented Funds...................................   30
         European Equity Fund..............................................   30
         Pacific Basin Fund................................................   38

The Costs of Investing.....................................................   52

Certain Investment Strategies and Related Risks............................   59

Management, Organization and Capital Structure.............................   64

Pricing of Fund Shares.....................................................   66

Dividends and Distributions................................................   67
How To Buy Shares..........................................................   68

How To Redeem (Sell) Shares................................................   70
How To Exchange Shares Among Principal Mutual Funds........................   72

General Information about a Fund Account...................................   74




INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks to achieve growth of capital by investing primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT Funds Management (International) Limited ("BT"), having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.

Main Strategies
The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in European countries or sales made in European countries.

The global equity investment philosophy of BT is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
o rigorous proprietary stock research which enables their analysts to understand the:
     o    quality of the company;
     o    nature of its management;
     o    nature of its industry competition; and
     o    business valuation - the true "business value" of the company;
o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover will typically range from 200% to 300%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than large, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.

As the inception date of the Fund is May 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees ....................   0.25     1.00    1.00
     Other Expenses ................   1.48     2.17    2.17
                                       -----    -----   -----
       Total Fund Operating Expenses   2.63%    4.07%   4.07%

     * Total Fund Operating Expenses are estimated because the Fund has not completed a fiscal year of operation.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                1 Year          3 Years           5 Years           10 Years
                ---------------------------------------------------------------
   Class A       $728           $1,254              N/A               N/A
   Class B        813            1,547              N/A               N/A
   Class C        510            1,238              N/A               N/A
   You would pay the following expenses if you did not redeem your shares:
   Class A        728            1,254              N/A               N/A
   Class B        409            1,238              N/A               N/A
   Class C        409            1,238              N/A               N/A

                           Day-to-day Fund Management

The investment professional who manages the assets of the Fund is listed below. Backed by a staff of experienced securities analysts, they provide the Fund with professional investment management.

Since May 1, 2000 Crispin Murray, Executive Vice President, BT Funds Management Fund's inception) Limited. Mr. Murray joined BT in 1994. Prior to joining the firm, he was a bond and currency analyst for Equitable Life Assurance Society in the United Kingdom. He holds an Honour
                   degree  in  Economics  and  Human   Geography  from  Reading
                   University in the United Kingdom.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks to achieve growth of capital. It invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan.

Main Strategies
The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in Pacific Basin countries or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.

The global equity investment philosophy of BT, the Sub-Advisor, is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
o rigorous proprietary stock research which enables their analysts to understand the:
     o    quality of the company;
     o    nature of its management;
     o    nature of its industry competition; and
     o    business valuation - the true "business value" of the company;
o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover will typically range from 200% to 300%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

In addition, the Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than large, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.


As the inception date of the Fund is May 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   1.10%    1.10%   1.10%
     12b-1 Fees ....................   0.25     1.00    1.00
     Other Expenses ................   1.48     2.17    2.17
                                       -----    -----   -----
       Total Fund Operating Expenses   2.83%    4.27%   4.27%

     * Total Fund Operating Expenses are estimated because the Fund has not completed a fiscal year of operation.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                1 Year   3 Years  5 Years    10 Years
                ----------------------------------------------------------------
   Class A      $747            $1,310              N/A               N/A
   Class B       831             1,602              N/A               N/A
   Class C       529             1,295              N/A               N/A
   You would pay the following expenses if you did not redeem your shares:
   Class A       747             1,310              N/A               N/A
   Class B       429             1,295              N/A               N/A
   Class C       429             1,295              N/A               N/A

                           Day-to-day Fund Management

The investment professional who manages the assets of the Fund is listed below. Backed by a staff of experienced securities analysts, they provide the Fund with professional investment management.

Since May 1, 2000   Dean Cashman, Executive Vice President, BT Funds Management
Fund's inception)   Limited.  Mr. Cashman joined BT in 1988. He holds a Bachelor of Economics from the University of Queensland.

THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

       Class A Shares            Class B Shares              Class C Shares

                          Maximum Deferred Sales Charge     Maximum Deferred
    Maximum Sales Charge(as a percentage of the lower of    Sales Charge on
        on Purchases       the original purchase price      Purchases (as a
     (as a percentage of     or market value at the           percentage of
       offering price)         time of redemption)           offering price)


                            Redemptions During Year         Redemptions During
                                                                   Year 1
                           1   2    3   4   5    6   7
                           ---------------------------

            4.75%         4%  4%   3%  3%  2%   1%  0%             1.00%

     Notes:
     o    Shares do not have an exchange or redemption fee.
     o    A wire charge of $6.00 will be deducted for all wire transfers.
     o Class A shares have no deferred sales charge on sales of less than $1 million.
     o    Class B and Class C shares have no front-end sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
o Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
o Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

Choosing a Share Class
You may purchase Class A, Class B or Class C shares of the Funds. Your decision to purchase a particular class depends on a number of factors including:
o    the dollar amount you are investing;
o    the amount of time you plan to hold the investment; and
o    any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
o Class A shares if you are making an investment that qualifies for a reduced sales charge;
o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or
o Class C shares if you prefer not to pay an initial sales charge and you plan to hold your investment for only a few years.

The difference between the share Classes is their expenses. Because of their expenses, Class A shares tend to outperform Class C shares when the amount invested is higher and/or the money is invested for a longer period of time. If you plan on purchasing shares, but are unsure which Class to select, this table may assist you. Class A shares may be advantageous over Class C shares when:

   The amount invested is              The holding period of the investment is

   Less than $50,000                          Greater than 5 years
   $50,000 but less than $100,000             Greater than 5 years
   $100,000 but less than $250,000            Greater than 4 years
   $250,000 but less than $500,000            Greater than 4 years
   $500,000 but less than $1,000,000          Greater than 1 year

Class A Shares
o    You generally pay a sales charge on an investment in Class A shares.
o Class A shares generally have lower annual operating expenses than Class B or Class C shares.
o    If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
o If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses than Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within one year from the date of purchase, you may pay a deferred sales charge.
o Class C shares generally have higher annual operating expenses than Class A or Class B shares.

Front-end sales charge: Class A shares
Class A shares of the Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                                   Sales Charge as % of:
                                  ----------------------
                                  Offering    Net Amount    Dealers Allowance as
        Amount invested             Price      Invested     % of Offering Price


  Less than $50,000                 4.75%        4.99%              4.00%
  $50,000 but less than $100,000    4.25%        4.44%              3.75%
  $100,000 but less than $250,000   3.75%        3.90%              3.25%
  $250,000 but less than $500,000   2.50%        2.56%              2.00%
  $500,000 but less than $1,000,000 1.50%        1.52%              1.25%
  $1,000,000 or more                  0            0                0.75%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION (Class A shares)

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)
----------------------
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management, LLC and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life;
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge;
o    using cash payments received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/participants. (Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.); and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period;
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge; and
o    You must send us either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

     NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
-------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Principal Cash Management Fund, Inc.) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class C shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) Death Benefit proceeds. Death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) may be invested in Class A shares at a reduced sales charge. To qualify for the reduced sales charge, the proceeds must be applied to the purchase of shares of a Principal Mutual Fund within one year of the insured's death. The applicable sales charge is determined by the table below.

                                  Sales Charge as % of:

                               Offering     Net Amount      Dealers Allowance as
         Amount invested        Price        Invested       % of Offering Price

     Less than $500,000         2.50%           2.56%               2.10%
     $500,000 but less than
       $1,000,000               1.50%           1.52%               1.25%
     $1,000,000 or more      no sales charge

5)   Employer  sponsored  plans.  Retirement  plans meeting the  requirements of
     Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans).
     o Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with either Class A, Class B or Class C shares when the plan is established.
     o Other employer sponsored retirement plans. Each participant chooses Class A, Class B or Class C shares at the time of their first contribution into the plan.
     o   If Class A shares are used:
          o all plan investments are treated as made by a single investor to determine the applicable sales charge;
          o the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
          o if the investment is $250,000 or more, the regular sales charge table is used.
     o If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
     o Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

Contingent deferred sales charge: Class B and Class C shares
o The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
o The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the redeemed shares.
o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are sold first. Other Class B shares are redeemed in the order purchased (first in, first out). In processing redemptions for other Class C shares, shares held for the shortest period of time during the one year period are next redeemed. As a result of these methods, you pay the lowest possible CDSC.
o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.
o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.
o    Princor receives the proceeds of any CDSC.


Class B shares
A CDSC may be imposed on Class B shares redeemed within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                                         Class B Share             For Certain
                                   Contingent Deferred Sales     Sponsored Plans
    Years Since Purchase        Charge as a Percentage of Dollar    Commenced
         Was Made                   Amount Subject to Charge       After 2/1/98


2 years or less                             4.0%                       3.00%
more than 2 years, up to 4 years            3.0%                       2.00%
more than 4 years, up to 5 years            2.0%                       1.00%
more than 5 years, up to 6 years            1.0%                       None
more than 6 years                           None                       None

Class C shares
A CDSC of 1% may be imposed on Class C shares sold within one year of purchase. No CDSC is imposed on increases in account value above the initial purchase price (including shares acquiring from the reinvestment of dividends or capital gains distributions). Class C shares do not convert to any other class of Fund shares.

Waiver of the sales charge (Class B and Class C shares)
--------------------------
The CDSC is waived on sales of Class B shares and of Class C shares which are sold:
o    due to a shareholder's death;
o    due to the  shareholder's  disability,  as defined in the Internal  Revenue
     Code;
o    from retirement plans to satisfy minimum distribution rules under the Code;
o    to pay surrender charges; o to pay retirement plan fees;
o    involuntarily from small balance accounts;
o    through a systematic withdrawal plan (certain limits apply);
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; or
o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Both Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The  maximum  12b-1 fees that may be paid by the Funds on an annual basis are:
     o    Class A shares       0.25%
     o    Class B shares       1.00%
     o    Class C shares       1.00%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
The Funds may each enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Options
Each of the Funds may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the Funds may invest up to 100% of its assets in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
Each of the Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
Each of the Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For  temporary  defensive  purposes  in  times  of  unusual  or  adverse  market conditions, the Funds may each invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). No turnover rates are calculated for the Funds as they have been in existence for less than six months.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation* the "Manager" serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with the Sub-Advisor for portfolio management functions for the Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 1999, the funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisor

The Manager has selected BT* as the Sub-Advisor for the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. BT is an indirectly wholly owned subsidiary of BT Funds Management Limited
("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney 2000 Australia. As of January 2000, BT had approximately $24 billion under management for more than 410,000 institutional and individual clients. Offering institutional investment products since the early 1970s, BT, together with BTFM, manages all asset classes from its headquarters in Sydney, Australia. It has specialized expertise in European and Asian regional equity portfolios as well as global equities, global and Australian fixed-income securities, currency management and Australian real estate.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor.

     * Principal Management Corporation and BT are members of the Principal Financial Group.

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholder(s); or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

The share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o    subtracting the liabilities of each Class
o    dividing the remainder by the total number of shares owned by that Class.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay most of their net dividend income to you every year. The record date is three business days before each payment date. The payment date is December 24 (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

You can authorize income dividend and capital gain distributions to be:
o     invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

          Distributions from the Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

HOW TO BUY SHARES

To open an account and buy Fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
o    the name(s) you want to appear on the account;
o    your choice of Class A, Class B or Class C shares;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

     * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds (1-800-247-4123) for more information.

Each Fund requires a minimum initial investment:
o    Regular Accounts                                            $1,000
o    Uniform Transfer to Minor Accounts                            $500
o    IRA Accounts                                                  $500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.

Note: The minimum investment applies to each Fund, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs and Automatic Investment Plans.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o prior to the close of that day's trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o    Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Wire money from your bank
o    Have  your   Registered   Representative   call   Principal   Mutual  Funds
     (1-800-247-4123) for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
                           Norwest Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds (1-800-247-4123) for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Norwest Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:

                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o    on the application for a new account; or
     o by calling Principal Mutual Funds (1-800-247-4123) if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o    payable  to  all  owners  on  the   account   (as  shown  in  the   account
     registration); and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-247-4123).

You should also call Principal Mutual Funds (1-800-247-4123) for special instructions that may apply to sales from accounts: o when an owner has died; o for certain employee benefit plans; or o owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
o    Class A shares on which a sales charge was paid;
o    Class A shares acquired by conversion of Class B shares; or
o    Class B or Class C shares on which a CDSC was paid.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o    Send a letter (signed by the owner of the account) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Specify the Fund and account number.
o    Specify the number of shares or the dollar amount to be sold.
o    A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.

          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone* (1-800-247-4123)
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central
     Time).
o Telephone redemption privileges are NOT available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs, or certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us at 1-800-247-4123 for details); and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B or Class C share account may be withdrawn annually free of a CDSC. If the plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take an additional three business days for your financial institution to post this payment to your account at that financial institution.

Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Mutual Fund. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
o calling us (1-800-247-4123), if you have telephone privileges on the account and if no share certificate has been issued;
o    sending a written request to:
                           Principal Mutual Funds
                           P. O. Box 10423
                           Des Moines, Iowa 50306-9780; or

o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us (1-800-247-4123) if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close any account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    are purchases under an Automatic  Investment Plan;
     o    are sales under a periodic withdrawal plan; and
     o    are purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

Principal Mutual Fund 401(a) plan participants will receive semi-annual statements which detail account activity. If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
Shareholders will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement which is unaudited.

Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2000, as revised through May 1, 2000, and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     811-09801             Principal European Equity Fund, Inc.
     811-09803             Principal Pacific Basin Fund, Inc.